Exhibit 7(a)

                           JOINT FILING AGREEMENT


The undersigned hereby agree that the foregoing Schedule 13D may be filed on behalf of each of them.

August 3, 1995                     /S/ Jeffrey R. Walsh*
                                   ----------------------------------------
                                   Jeffrey R. Walsh

                                   The OCI Trust

                              By:  /S/ Jeffrey R. Walsh, Trustee*
                                   ----------------------------------------
                                   Jeffrey R. Walsh

                                   /S/ Frank E. Walsh, Jr.*
                                   ----------------------------------------
                                   Frank E. Walsh, Jr.

                                   /S/ Manfred L. Steyn*
                                   ----------------------------------------
                                   Manfred L. Steyn

                                   /S/ Frank E. Richardson*
                                   ----------------------------------------
                                   Frank E. Richardson

                                   /S/ Julius Koppelman*
                                   ----------------------------------------
                                   Julius Koppelman

                                   /S/ John D. Howard*
                                   ----------------------------------------
                                   John D. Howard

                                   /S/ Hugh J. Byrnes*
                                   ----------------------------------------
                                   Hugh J. Byrnes

                                   /S/ David J. Roy*
                                   ----------------------------------------
                                   David J. Roy

                                   /S/ Kurt T. Borowsky
                                   -----------------------------------------
                                   Kurt T. Borowsky

                                   /S/ Raymond G. Chambers*
                                   ----------------------------------------
                                   Raymond G. Chambers

                                   The Hartington Trust

                              By:  /S/ Kurt T. Borowsky
                                   ----------------------------------------
                                   Kurt T. Borowsky, Trustee

                              By:  /S/ David J. Roy, Trustee*
                                   ----------------------------------------
                                   David J. Roy

                                   MBL Life Assurance Corporation,
                                   Successor to The Mutual Benefit
                                   Life Insurance Company

                              By:  /S/ Joseph F. Krupsky*
                                   ----------------------------------------
                                   Joseph F. Krupsky

                                   *Kurt T. Borowsky
                                   Attorney in Fact

                                   /S/ Kurt T. Borowsky
                                   ----------------------------------------
                                   Kurt T. Borowsky






                                    Page 21 of 67